UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 31, 2019

TUCOWS INC

(Exact Name of Registrant Specified in Charter)

Pennsylvania (State or Other Jurisdiction of Incorporation)	0-28284 (Commission File Number)	23-2707366 (IRS Employer Identification No.)

96 Mowat Avenue, Toronto, Ontario, Canada	M6K 3M1
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (416) 535-0123

                           Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TCX	NASDAQ

Item 8.01. Other Events

On May 31, 2019 Tucows Inc., (the “Company”), through its wholly-owned subsidiary Ting, Inc. (“Ting”), reached an agreement with STS Media Inc., (“STS Media), an MVNO operator doing business as Freedom Pop and Unreal Mobile brands, to acquire approximately 150,000 mobile subscribers currently on the Sprint network for a purchase price of up to $3.6 million. Upon migration, these subscribers will have the option to accept the Ting offering or cancel or port their service elsewhere. As a result, the actual number subscribers that continue their service with Ting is expected to be a portion of the initial acquired subscriber base. The number of subscribers opting to continue their service with Ting will depend, in large part, on the percentage of the approximately 100,000 STS Media customers on free service plans who elect to move to paid plans under the current Ting service plan offerings. The Company expects the average cost per customer acquired through this transaction to be consistent with that of other MVNO customer bases previously acquired by Ting and that of customers acquired organically through the Company’s marketing activities.

The transaction is solely for STS Media subscribers on the Sprint network. The transaction does not include any other exchange of assets, liabilities, operations or obligations, and is effective May 31, 2019.

Forward-Looking Statements

This report includes forward-looking statements as that term is defined in the U.S. Private Securities Litigation Reform Act of 1995. Such statements include, without limitation, statements regarding our expectations of the STS Media acquisition and its outcome. These statements are based on management’s current expectations and are subject to a number of uncertainties and risks that could cause actual results to differ materially from those described in the forward-looking statements. Information about other potential factors that could affect Tucows’ business, results of operations and financial condition is included in the Risk Factors sections of Tucows’ filings with the Securities and Exchange Commission. All forward-looking statements should be evaluated with the understanding of their inherent uncertainty. All forward-looking statements are based on information available to Tucows as of the date they are made. Tucows assumes no obligation to update any forward-looking statements, except as may be required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUCOWS INC.

By:	/s/ Davinder Singh
Davinder Singh Chief Financial Officer

Dated: June 6, 2019